SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 27, 2004

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18335	74-2148293
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

(281) 367-1983

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2004, TETRA Technologies, Inc. (the “Company”) entered into a Master Note Purchase Agreement (the “Note Purchase Agreement”) by and among the Company and Jackson National Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, Allstate Life Insurance Company, Teachers Insurance and Annuity Association of America, Pacific Life Insurance Company, The Prudential Assurance Company Limited (PAC), and Panther CDO II B.V. The Note Purchase Agreement relates to the Company’s issuance and sale of US $55 million aggregate principal amount of its 5.07% Senior Notes, Series 2004 A, due September 30, 2011 (the “Series 2004 A Notes”) and €28 million aggregate principal amount of its 4.79% Senior Notes, Series 2004 B, due September 30, 2011 (the “Series 2004 B Notes”). A copy of the Note Purchase Agreement is attached hereto as Exhibit 4.1 and incorporated herein by reference. Forms of the Series 2004-A Note and Series 2004-B Note are attached as Exhibits 4.2 and 4.3, respectively, and incorporated herein by reference. For a description of the material terms of the Note Purchase Agreement and the Series 2004-A Notes and Series 2004-B Notes issued thereunder, see the information set forth below in Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 27, 2004, the Company issued and sold through a private placement transaction US $55 million in aggregate principal amount of Series 2004-A Notes and $28 million in aggregate principal amount of Series 2004-B Notes pursuant to the Note Purchase Agreement. The Series 2004-A Notes and Series 2004-B Notes (collectively the “Notes”) were sold in the United States pursuant to private placement exemptions under the Securities Act and were sold to non-U.S. persons pursuant to Regulation S under the Securities Act. Net proceeds from the sale of the Notes will be used to pay down existing indebtedness created by, and to finance, recently announced acquisitions.

The Series 2004-A Notes bear interest at the fixed rate of 5.07% and mature on September 30, 2011. The Series 2004-B Notes bear interest at the fixed rate of 4.79% and mature on September 30, 2011. Interest on the Notes will be due semiannually on March 30 and September 30 of each year, commencing March 30, 2005. The Company may prepay the Notes, in whole or in part, at any time at a price equal to 100% of the principal amount outstanding, plus accrued and unpaid interest and a “make-whole” prepayment premium.

Pursuant to the Note Purchase Agreement, the Notes are unsecured and are guaranteed by substantially all of the Company’s wholly-owned U.S. subsidiaries. A copy of the Subsidiary Guaranty is attached hereto as Exhibit 4.4 and incorporated herein by reference. The Note Purchase Agreement contains customary covenants that will limit the ability of the Company and certain of its restricted subsidiaries to, among other things: incur or guarantee additional indebtedness; incur or create liens; merge or consolidate or sell substantially all of its assets; and enter into transactions with affiliates. The Company is also required to maintain certain consolidated financial ratios.

The Note Purchase Agreement contains customary default provisions, as well as the following cross-default provision. An event of default will occur if the Company or any restricted subsidiary (i) fails to make any payment when due beyond any applicable grace period under any indebtedness of at least $20 million or (ii) defaults in the performance of or compliance with any term of any indebtedness of at least $20 million, and in either event such indebtedness is accelerated, or (iii) any indebtedness of the Company or restricted subsidiary of at least $20 million is otherwise accelerated. Upon the occurrence and during the continuation of an event of default under the Note Purchase Agreement, the Notes may become immediately due and payable, either automatically or by declaration of holders of more than 50% in principal amount of the Notes at the time outstanding.

The description set forth above is qualified in its entirety by the Master Note Purchase Agreement, the forms of the 5.07% Senior Notes, Series 2004-A and 4.79% Senior Notes, Series 2004-B, and the Subsidiary Guaranty filed herewith as exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
4.1

Master Note Purchase Agreement, dated September 27, 2004, by and among TETRA Technologies, Inc. and Jackson National Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, Allstate Life Insurance Company, Teachers Insurance and Annuity Association of America, Pacific Life Insurance Company, The Prudential Assurance Company Limited (PAC), and Panther CDO II B.V.

4.2	Form of 5.07% Senior Notes, Series 2004-A, due September 30, 2011.
4.3	Form of 4.79% Senior Notes, Series 2004-B, due September 30, 2011.
4.4

Subsidiary Guaranty dated September 27, 2004, executed by TETRA Applied Holding Company, TETRA International Incorporated, TETRA Micronutrients, Inc., TETRA Process Services, L.C., TETRA Thermal, Inc., Maritech Resources, Inc., Seajay Industries, Inc., TETRA Investment Holding Co., Inc., TETRA Financial Services, Inc., Compressco, Inc., Providence Natural Gas, Inc., TETRA Applied LP, LLC, TETRA Applied GP, LLC, TETRA Production Testing GP, LLC, TPS Holding Company, LLC, T Production Testing, LLC, TETRA Real Estate, LLC, TETRA Real Estate, LP, Compressco Testing, L.L.C., Compressco Field Services, Inc., TETRA Production Testing Services, L.P., and TETRA Applied Technologies, L.P., for the benefit of the holders of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Joseph M. Abell

Joseph M. Abell

Senior Vice President & Chief Financial Officer

Date: September 30, 2004

EXHIBIT INDEX

Exhibit Number	Description
4.1

Master Note Purchase Agreement, dated September 27, 2004, by and among TETRA Technologies, Inc. and Jackson National Life Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, Allstate Life Insurance Company, Teachers Insurance and Annuity Association of America, Pacific Life Insurance Company, The Prudential Assurance Company Limited (PAC), and Panther CDO II B.V.

4.2	Form of 5.07% Senior Notes, Series 2004-A, due September 30, 2011.
4.3	Form of 4.79% Senior Notes, Series 2004-B, due September 30, 2011.
4.4

Subsidiary Guaranty dated September 27, 2004, executed by TETRA Applied Holding Company, TETRA International Incorporated, TETRA Micronutrients, Inc., TETRA Process Services, L.C., TETRA Thermal, Inc., Maritech Resources, Inc., Seajay Industries, Inc., TETRA Investment Holding Co., Inc., TETRA Financial Services, Inc., Compressco, Inc., Providence Natural Gas, Inc., TETRA Applied LP, LLC, TETRA Applied GP, LLC, TETRA Production Testing GP, LLC, TPS Holding Company, LLC, T Production Testing, LLC, TETRA Real Estate, LLC, TETRA Real Estate, LP, Compressco Testing, L.L.C., Compressco Field Services, Inc., TETRA Production Testing Services, L.P., and TETRA Applied Technologies, L.P., for the benefit of the holders of the Notes.